UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 24, 2010
Date of Report (Date of earliest event reported)
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	002-25577 (Commission File Number)	95-2039518 (I.R.S. Employer Identification No.)

15660 Dallas Parkway, Suite 850
Dallas, Texas (Address of principal executive offices)	75248 (Zip Code)
(972) 385-2810
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On November 24, 2010, Diodes Incorporated and Diodes Zetex Limited (collectively the “Borrowers”) entered into a Second Amendment to Credit Agreement (the “Second Amendment”) with Bank of America, N.A. (the “Lender”).
     The Second Amendment extends the Maturity Date (as defined) of that certain Credit Agreement dated as of November 25, 2009, as modified by that certain letter dated as of March 31, 2010 and the First Amendment to Credit Agreement dated as of July 16, 2010 (collectively the “Original Credit Agreement”), to November 23, 2011. All other terms of the Original Credit Agreement remain unchanged.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
10.1	Second Amendment to Credit Agreement, dated November 24, 2010, among Diodes Incorporated, Diodes Zetex Limited and Bank of America, N.A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2010	DIODES INCORPORATED
By /s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer